As filed with the Securities and Exchange Commission on January 28, 2022

Securities Act File No. 333-61973
Investment Company Act File No. 811-08977

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	48	[	X	]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	50	[	X	]

Savos Investments Trust
(Exact Name of Registrant as Specified in Charter)

1655 Grant Street, 10th Floor
Concord, CA 94520
(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345
(Registrant’s Telephone Numbers, Including Area Code)

Carrie Hansen
Savos Investments Trust
1655 Grant Street, 10th Floor
Concord, CA 94520
(Name and Address of Agent for Service)

With copy to:
Mike O’Hare
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b).
[ ]	on (date) pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 48 to the Registration Statement of Savos Investments Trust (the “Trust”) is being filed for purposes of updating annual financial information.

SAVOS
INVESTMENTS
TRUST
SAVOS DYNAMIC
HEDGING FUND
(Ticker Symbol: SVDHX)
PROSPECTUS | JANUARY 31, 2022

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
INVESTMENT OBJECTIVE
The Savos Dynamic Hedging Fund (the “Fund”) seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.20%
Distribution and Service (12b-1) Fees		None
Other Expenses		0.62%
Administrative Service Fees	0.25%
All Other Expenses	0.37%
Acquired Fund Fees and Expenses(1)		0.02%
Total Annual Fund Operating Expenses(2)		1.84%
Fee Waiver and/or Expense Reimbursement		-0.32%
Total Annual Operating Expenses (After Fee Waiver and/or Expense Reimbursement)(2)		1.52%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(2)AssetMark, Inc. (“AssetMark”) has contractually agreed to waive its fees and/or pay Fund expenses to the extent necessary to ensure that the Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) does not exceed 1.50% of the Fund’s average daily net assets.  If the Fund’s expense level would fall below the 1.50% annual limit, the Fund may maintain expenses at the limit so that AssetMark may be reimbursed by the Fund for fees previously waived and expenses previously paid for up to three years from the end of the calendar month in which fees were waived or expenses paid, provided the reimbursement will not cause the Fund’s Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement to exceed the 1.50% limit. No reimbursement will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses
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Summary Section (continued)
were reimbursed. This agreement will continue in effect until January 31, 2023, and may only be terminated by the Fund’s Board of Trustees prior to that date.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense reimbursement by AssetMark for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	3 Years:	5 Years:	10 Years:
$155	$548	$966	$2,132
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The Fund is intended for use by asset managers, including AssetMark, to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in a portion of that market rise. Market volatility will impair the Fund’s ability to achieve positive total returns, even in rising market conditions.
During normal market conditions, the Fund invests primarily in equity securities designed to broadly represent the U.S. Equity Market (including common stocks of companies of any size capitalization and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the U.S. Equity Market (futures
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contracts, options and swaps on individual equities (including ETFs), U.S. equity indexes and equity-related indexes such as the CBOE Volatility Index (the “VIX Index”)); and fixed-income securities (including money market funds, U.S. Government securities (such as U.S. Treasury obligations) and other short-term or variable-rate, high quality securities and related ETFs). In selecting equity securities, AssetMark will use a quantitative process to evaluate securities based on their characteristics, such as valuation and dividend yield. The Fund will invest in fixed-income securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by AssetMark if the security is unrated). The fixed-income securities in which the Fund invests may have maturities of any length.
The Fund seeks to maintain a consistent level of volatility during normal market conditions by varying its exposure to the U.S. Equity Market and investments in high quality debt securities including Treasury bills. AssetMark will use one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the U.S. Equity Market. These methodologies use statistical analysis of indicators related to securities or indices and the price of derivatives related to securities or indices. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in the U.S. Equity Market or during periods of elevated market volatility, the Fund will reduce its exposure to the U.S. Equity Market and/or invest in instruments that provide short exposure to the U.S. Equity Market. The Fund will obtain short exposure to the U.S. Equity Market through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of ETFs that it believes may effectively hedge equity investments. When market volatility is low relative to long-term historical averages, the Fund will increase its exposure to the U.S. Equity Market.
Such changes in the Fund’s equity market exposure are expected to lag changes in the market, and there is no guarantee that AssetMark’s models will accurately indicate future market movements. Additionally, while the Fund’s decreased exposure to equity investments or short exposure to equity investments may reduce the Fund’s potential for losses, it also will reduce the potential for gain, particularly during periods of elevated market volatility. For these reasons, the Fund is intended to be used by long-term investors. The Fund is not a complete investment program and is intended to be used as a component of a broader investment allocation.
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Summary Section (continued)
PRINCIPAL INVESTMENT RISKS
The risks associated with an investment in the Fund can increase during times of significant market volatility. Investors could lose all or a portion of their investment in the Fund. Different risks may be more significant at different times depending on market conditions or other factors.The following risks could affect the value of your investment in the Fund.
•AssetMark will employ various methods when deciding which investments to purchase with the goal of seeking to hedge against extreme declines in the broad-based equity market. Such investments may not be effective in hedging equity exposure and the Fund’s hedging strategy may not work as intended.
•The Fund seeks to achieve positive total returns in rising markets and to partially offset extreme declines in equity markets as a result of sustained market downturns. During periods of elevated market volatility, the Fund's ability to participate in a market recovery will be limited. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). There are no assurances that the Fund will achieve its investment goal.
•The Fund generally seeks to invest in the U.S. Equity Market through the use of derivatives, including futures contracts, options and swaps. A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. The Fund’s use of derivatives involves additional risks and transaction costs such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that the use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives.
•Derivatives involve costs and may create leverage insofar as the Fund may receive returns (or suffer losses) in an amount that significantly exceeds the amount that the Fund committed as initial margin. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the
4

Summary Section (continued)
Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
•The use of derivatives could also result in a loss if the counterparty to a transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions.
•An exchange or market may issue trading halts on specific securities or derivatives, or may close early or late. If trading is halted, then the Fund may not be able to purchase or sell those securities or derivatives and may also be required to use a “fair value” method to price its outstanding securities or derivatives.
•The Fund is an actively managed portfolio which varies investment exposure over time. In managing the Fund’s portfolio holdings, AssetMark applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results. In particular, AssetMark may not shift from equity exposure to hedging assets in time to avoid market losses.
•The Fund may use securities which attempt to track an index and AssetMark may use such indexes in its quantitative models. The organizations which publish such indexes can make methodological changes to the calculation of the indexes that could affect the value of the securities based on those indexes. There can be no assurance that the publishing organizations will not change the calculation methodology in a way that may affect the value of your investment. Additionally, the publishing organizations may alter, discontinue or suspend calculation or dissemination of the indexes and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.
•The value of a security or derivative may decline due to general economic and market conditions that are not specifically related to a particular issuer or counterparty.
•The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines.
•To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objective and risks losing opportunities to participate in market appreciation.
•Changes in interest rates on variable rate securities may lag behind changes in market rates and the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, interest rates on variable rate securities generally reset downward, and their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
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Summary Section (continued)
•At times, the Fund may be constrained in its ability to use derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.
PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund changed its investment strategy on July 10, 2015. Performance results prior to July 10, 2015 reflect the Fund’s performance using the prior strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of 12/31
HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest: 46.02% in 2nd Quarter 2012
Lowest: -94.61% in 4th Quarter 2013

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Summary Section (continued)

Average Annual Total Returns (For the periods ended December 31, 2021)

	1 year	5 years	10 years
Return Before Taxes	23.24%	8.62%	-91.53%
Return After Taxes on Distributions	23.24%	8.56%	-91.53%
Return After Taxes on Distributions and Sale of Fund Shares	13.76%	6.78%	-13.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
MANAGEMENT
Investment Advisor: AssetMark, Inc. is the investment advisor for the Fund.
Portfolio Managers: Matthew Goff, Vice President, Portfolio Management for AssetMark, Inc., has served as Portfolio Manager of the Fund since 2019. Steven Wang, Director, Portfolio Management for AssetMark, Inc., has served as Portfolio Manager of the Fund since 2021.

PURCHASING AND REDEEMING SHARES
Shares of the Fund are not available for purchase by the general public. The Fund is available only to certain private advisory clients of AssetMark. The Fund is designed for use in certain AssetMark-sponsored strategies, and under normal market conditions represents only a small portion of clients’ overall portfolios. Clients that select a strategy that uses the Fund will have a portion of their account allocated to the purchase of Fund shares by AssetMark. This allocation may significantly change over any investment period. Generally, a client may only indirectly redeem Fund shares held in their account by closing the account and/or selecting an account strategy that does not use the Fund. Under certain circumstances, a partial withdrawal from a client account may result in an indirect redemption of Fund
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shares in approximate proportion to the account’s interest in the Fund at the time of the withdrawal.
TAX INFORMATION
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
GOAL AND STRATEGIES
The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. This investment goal may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change). The Fund is a no-load, diversified investment series of Savos Investments Trust (the “Trust”).
The Fund is intended for use by asset managers, including AssetMark to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in a portion of that market rise. Market volatility will impair the Fund’s ability to achieve positive total returns, even in rising market conditions.
During normal market conditions, the Fund invests primarily in U.S. equity securities and/or derivatives designed to broadly represent the U.S. Equity Market and will attempt to track the performance of the broad U.S. Equity Market as represented by the S&P 500 Index. The Fund also invests in investment grade fixed income securities. During extreme market downturns, the Fund will seek outsized gains in order to offset losses in other portions of client portfolios.
PORTFOLIO INVESTMENTS
To achieve its investment goal, the Fund may use the following instruments:
•equity securities, including common stocks of companies of any size capitalization and ETFs;
•derivatives related to the U.S. Equity Market, including futures, options and swap contracts on individual equities (including ETFs), equity indexes and equity-related indexes, such as the VIX Index; and
•investment grade fixed income securities with maturities of any length including, cash, cash equivalents, money market funds, U.S. Government securities (such as U.S. Treasury obligations) and related ETFs.
In selecting equity securities, AssetMark will use a quantitative process to evaluate securities based on their characteristics, such as valuation and dividend yield.
The Fund seeks to maintain a consistent level of volatility during normal market conditions by varying its exposure to the U.S. Equity Market and investments in high quality debt securities including Treasury bills. AssetMark will use one or more
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quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the U.S. Equity Market. These methodologies use statistical analysis of indicators related to securities or indices and the price of derivatives on securities or indices. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in the U.S. Equity Market or during periods of elevated market volatility, the Fund will reduce its exposure to the U.S. Equity Market and/or invest in instruments that provide short exposure to the U.S. Equity Market. The Fund will obtain short exposure to the U.S. Equity Market through the use of derivative instruments or through the purchase of ETFs that it believes may effectively hedge equity investments. When market volatility is low relative to long-term historical averages, the Fund will increase its exposure to the U.S. Equity Market. To the extent that the Fund invests in shares of money market funds or ETFs, the Fund will indirectly bear its proportionate share of the expenses of the underlying money market fund or ETF.
In addition to using derivatives for purposes of reducing or obtaining short market exposure, the Fund may also use derivatives to help offset the costs of purchasing hedging investments and to generate additional income. The Fund maintains the flexibility to invest in various types of derivative instruments because, at different times and in different market conditions, certain types of derivative instruments may present a better opportunity to the Fund than others. Among the types of derivatives which the Fund may purchase and sell (write) are futures contracts, options and swaps.
The Fund may purchase or write (sell) call and/or put options. In the case of options on equities, a call (put) option is a contract that gives the purchaser of the option, in return for a premium, the right to purchase (sell), and the writer of the option the obligation to sell (purchase), upon expiration of the option, the underlying security at the specified exercise price. Prior to expiration, the value of a call (put) option generally increases (decreases) as the price of the underlying security increases (decreases).
The Fund may also use futures contracts. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or index of securities, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying asset called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the
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underlying asset, such as a security or index of securities. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery of the reference asset.
Finally, the Fund may enter into swap agreements. Swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).
RISK FACTORS
Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.
The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to manage these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.
Investors in the Fund may experience significant losses, including the complete loss of the amount invested. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
Market Risk. The market value of individual securities and securities indexes may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.
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These fluctuations may cause an instrument to be worth less than the price originally paid for it, or less than it was worth at an earlier time. The value of the Fund’s investments in derivatives generally depends upon the value of the underlying security or index, all of which are subject to market risk.
The outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) first detected in China in December 2019 has resulted in widespread global travel restrictions, quarantine and shelter-in-place orders, business closures and event cancellations, significantly disrupting supply chains and customer activity, and has produced general concern and uncertainty across financial markets. The full impact of the ongoing COVID-19 pandemic, and infectious illness or other public health issues like pandemics or epidemics that may arise in the future, on national and global economies, individual companies and the market in general cannot be foreseen at the present time, and may result in a high degree of uncertainty for potentially extended periods of time. Health crises caused by the COVID-19 outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of an infectious illness or other public health issues like pandemics or epidemics, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. More recently, various government interventions have been aimed at curtailing the distress to financial markets caused by COVID-19. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. Furthermore, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund's investments. In addition, when the Federal Reserve determines to “taper” or reduce quantitative easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund's investments and share prices to decline.

Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The
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use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund. The Fund’s use of derivatives involves additional risks and transaction costs such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives. The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.
The performance of derivatives depends largely on the performance of the underlying reference asset, such as a security, index, currency or interest rate, and derivatives often have risks similar to the underlying asset, in addition to other risks. The successful use of derivatives will usually depend on AssetMark’s ability to accurately forecast movements in the market relating to the underlying asset. If AssetMark is not successful in using derivatives, the Fund’s performance may be worse than if AssetMark did not use derivatives at all.
The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying asset they were attempting to hedge or the investment opportunity the Fund was attempting to pursue, thereby failing to achieve, to an extent, the original purpose for using the derivatives. For example, with currency derivatives, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies underlying the currency derivatives entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Derivatives involve costs and may create leverage insofar as the Fund may receive returns (or suffer losses) in an amount that significantly exceeds the amount that the Fund committed as initial margin. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
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The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This counterparty risk is heightened with respect to OTC derivatives, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be decreased to the extent that it has a substantial portion of its otherwise liquid investments marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the AssetMark would otherwise have attempted to avoid.
Compared to other types of investments, derivatives may be less tax efficient, as described under the “Taxes” section of the Prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules have required the clearing and exchange-trading of many swaps. Central clearing is designed to reduce counterparty risk and increase liquidity compared to over-the-counter derivatives, but it does not eliminate those risks entirely. With swaps that are cleared through a central counterparty, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of a futures commission merchant with which the Fund has an open position in a swap contract. In addition, a futures commission merchant may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) will replace the asset segregation framework currently used by the Fund to comply
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More Information About the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings (continued)

with Section 18 of the 1940 Act, impose limits on the amount of derivatives contracts the Fund could enter, and will require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Fund will be required to comply by August 19, 2022. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as limits on fund leverage, speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, may increase the costs of such transactions, and could adversely affect the Fund’s ability to achieve its investment objective.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.
Market Volatility Risk. The Fund seeks to achieve positive total returns in rising markets and to partially offset extreme declines in equity markets as a result of sustained market downturns. During periods of elevated market volatility, the Fund’s ability to participate in a market recovery will be limited. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends).
Exposure Risk. Certain investments (such as options) and certain practices may have the effect of magnifying declines in the Fund’s net asset value (“NAV”). Losses from written put options can be substantial. Losses from written call options can be unlimited to the extent of Fund assets.
Model Risk.  The quantitative models and rules-based methodologies used by AssetMark in determining when to alter the Fund’s exposure to the U.S. Equity Market may not result in effective investment decisions for the Fund.  These models are subject to human error and may be imperfect in their design and/or underlying assumptions. These models may not take certain factors into account, and investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models.
Management Risk. The Fund is an actively managed portfolio which varies investment exposure over time. In managing the Fund’s portfolio holdings,
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More Information About the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings (continued)

AssetMark applies investment techniques and risk analyses, including quantitative models and rules-based methodologies, in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results. In particular, AssetMark may not shift from equity exposure to hedging assets in time to avoid market losses.
Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.
Index Risk. The Fund may use securities which attempt to track an index and AssetMark may use such indexes in its quantitative models. The organizations which publish such indexes can make methodological changes to the calculation of the indexes that could affect the value of the securities based on those indexes. There can be no assurance that the publishing organizations will not change the calculation methodology in a way that may affect the value of your investment. Additionally, the publishing organizations may alter, discontinue or suspend calculation or dissemination of the indexes and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.
Short Exposure Risk. A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss, which could significantly exceed the amount invested.
Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. A wide variety of factors can cause interest rates to rise, including central bank monetary policies, rising inflation rates, and general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets in which the Fund’s invest. Changes in interest rates may also affect the liquidity of the Fund’s investments in fixed income securities. The Fund currently faces a heightened level of interest rate risk because interest rates in the United States are near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Fund's investments.
Trading Halt Risk. An exchange or market may issue trading halts on specific securities or derivatives, or may close early or late. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell those securities
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More Information About the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings (continued)

or derivatives. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding securities or derivatives.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling, or become perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to honor a financial obligation.
Liquidity Risk. The risk that certain investments may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on Fund management or performance. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions to raise cash in order to meet redemption requests, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
Variable Rate Securities Risk. Changes in interest rates on variable rate securities may lag behind changes in market rates, causing the value of such securities to decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, interest rates on variable rate securities generally reset downward, and their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Certain variable rate securities use the London Interbank Offered Rate ("LIBOR") as a reference interest rate. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a planned phase out of LIBOR by the end of 2021. On March 5, 2021, the Financial Conduct Authority officially announced the cessation and non‐representation dates on 35 LIBOR benchmarks across various tenors and currencies. Certain widely used US dollar (USD) LIBOR rate settings (overnight, 1‐, 3‐ ,6‐, and 12‐month) will continue to be published in representative forms until June 30, 2023. As market participants transition away from LIBOR, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition process on the Fund and the instruments in which the Fund invests.
Valuation Risk. The risk that the Fund has valued certain of its investments at a higher price than the price for which it can sell them.
Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.
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More Information About the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings (continued)

Cash and Cash Equivalents Risk. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objective and risks losing opportunities to participate in market appreciation.
COMMODITY POOL OPERATOR REGULATION
AssetMark is registered as a commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, with respect to the Fund, is subject to regulation as a CPO under the CEA. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of AssetMark’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on AssetMark’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to AssetMark as the Fund’s CPO, AssetMark’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill AssetMark’s CFTC compliance obligations. As the Fund is operated subject to CFTC regulation, it may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Fund, its investment strategies or this Prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund discloses its portfolio holdings semi-annually in shareholder reports and as an exhibit to its reports on Form N-PORT.  A further description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge by contacting the Trust or your financial advisor.
18

Management
ABOUT THE BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of the Trust supervises the Fund’s business affairs. The Board approves all significant agreements between the Fund and the Fund’s service providers. Additional information about the Board is available in the Trust’s SAI.
ABOUT THE INVESTMENT ADVISOR
The Investment Advisor. AssetMark is located at 1655 Grant Street, 10th Floor, Concord, California 94520. AssetMark serves as the investment advisor to the Fund under an investment advisory agreement with the Trust. As investment advisor to the Fund, AssetMark is responsible for the following, among other things:
•managing the day-to-day operations and business activities of the Fund;
•determining the level and nature of the downside protection appropriate for the Fund;
•evaluating and monitoring any investment sub-advisors and other third-party service providers; and
•providing office space and equipment.
AssetMark is an investment advisor registered with the SEC. AssetMark’s primary business is to operate the AssetMark, Inc. investment platform (the “AssetMark Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back office administrative services to their clients. Through the AssetMark Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles. In addition to the Fund, AssetMark also acts as investment advisor to the GuideMark® and GuidePath® Funds, which are no-load mutual funds that are included among the many investment solutions made available through the AssetMark Platform. AssetMark advised or administered approximately $86.8 billion in investor assets as of September 30, 2021, including mutual funds, variable annuities, ETFs and privately managed accounts.
Management Fees. During the fiscal year ended September 30, 2021 the Fund paid AssetMark an investment management fee of 0.88%, net of waiver (based on a percentage of the Fund’s average daily net assets).
AssetMark also provides certain administrative services to the Fund, pursuant to an Administrative Services Agreement between the Trust and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Fund. Investors holding shares of the Fund outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.
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Management (continued)
The Board supervises AssetMark, establishes policies that it must follow in its management activities and oversees the hiring and termination of any sub-advisors recommended by AssetMark.  Pursuant to exemptive order relief and related no-action guidance issued by the SEC staff, AssetMark is permitted, subject to certain conditions and approval by the Board, but without shareholder approval, to hire new sub-advisors for the Fund, change the terms of particular agreements with a sub-advisor or continue the employment of an existing sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. The exemptive order relieves the Fund from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with AssetMark) in documents filed with the SEC and provided to shareholders.
A discussion of the basis for the Board’s approval of the Fund’s advisory agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2021.

MEET THE PORTFOLIO MANAGERS
Savos Investments manages the Fund.
MATTHEW GOFF, CFA, Vice President, Portfolio Management, has served as Portfolio Manager of the Fund since 2019. Mr. Goff joined AssetMark, Inc. in 2018. Previously, he was President of Perfect Capital, a company he co-founded to provide digital investment solutions for advisors and individuals. Prior to that, he led the US Equity iShares portfolio management team for BlackRock. Mr. Goff is a Chartered Financial Analyst®, with an MBA from The Haas School of Business, UC Berkeley and a BS in Chemical Engineering from The California Institute of Technology.
STEVEN WANG, CFA, Director, Portfolio Management for AssetMark, has served as Portfolio Manager of the Fund since 2021. Mr. Wang is responsible for managing Savos equity and fixed income strategies. Mr. Wang joined AssetMark in 2021. Previously, he was a Quantitative Equity Portfolio Manager at Northern Trust Asset Management where he researched and managed quantitative factor strategies across US and International equity portfolios. Prior to that, he was a quantitative analyst at Bank of America Merrill Lynch focusing on credit and derivatives. Mr. Wang is a Chartered Financial Analyst® with MS degrees from the University of Chicago in Statistics and Computer Science. He has a B.A. in Finance and Economics and a B.S. in Applied Mathematics from Wuhan University.
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Management (continued)
ADDITIONAL INFORMATION
The SAI provides additional information about the portfolio managers’ compensation structure, other managed accounts and ownership of shares in the Fund.
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Advisor, sub-advisor, custodian, fund administrator, fund accountant and shareholder servicing agents, transfer agent and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust. This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.
21

Account Policies
VALUATION OF FUND SHARES
You pay no sales charges on initial or subsequent investments in the Fund. Fund shares are priced at the Fund’s NAV per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) or the time for settlement of the Fund’s options contracts, if any (typically 4:15 p.m. Eastern time), each day the NYSE is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form. The Fund's daily NAV is available by calling 1-888-278-5809.
All equity securities that are not traded on a listed exchange are valued at the last price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded American Depositary Receipts (“ADRs”) are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.
Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
Investments in mutual funds, including money market funds, are valued at the closing net asset value per share of each mutual fund on the day of valuation.
Futures contracts are valued at the daily quoted settlement prices.
Swap agreements are generally valued at fair value daily based on the fair value of the underlying asset or instrument (or underlying securities comprising a referenced index).
Options positions taken by the Fund are valued at the mean of the last bid and ask quotations at the close of the exchanges on which they are traded (typically 4:15 p.m. Eastern time). The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at close of the securities or commodities exchanges on which they are traded, fair value of such securities is determined in accordance with the Trust’s valuation procedures. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless using this
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Account Policies (continued)
method would not represent fair value as determined pursuant to the Trust’s valuation procedures.
Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.
On December 3, 2020, the SEC adopted new rule 2a-5 (the Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation which may impact the Fund's valuation policies. The Valuation Rule, among other things, provides a framework for good faith fair value determination and permits a board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022.
PURCHASING FUND SHARES
The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.
Currently, only investors who have entered into an investment management agreement with AssetMark are eligible to have shares of the Fund purchased for their custodial account. AssetMark provides investors asset allocation services with respect to the Fund and other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford AssetMark ready access to certain strategies designed to facilitate management of the risks inherent in allocating its clients’ assets among other available investment options. AssetMark charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.
The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. The Fund generally does not accept investments from non-U.S. investors and reserves the right to decline such investments.
In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, we will not be able to open a custodial account for you which holds Fund shares. If we are unable to verify your identity or the identity of
23

Account Policies (continued)
any person authorized to act on your behalf, we reserve the right to close your account and/or take such other action we deem reasonable or required by law. If your account is closed, your Fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.
All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.
The Fund has no investment minimum, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
SELLING FUND SHARES
When selling shares, orders will be processed promptly and you will generally receive the proceeds the next business day after the Fund receives the request, but payment could take as long as seven days. Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.
If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account have been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.
A Medallion Signature Guarantee helps protect against fraud. Please call us to ensure that your Medallion Signature Guarantee will be processed correctly.
GENERAL POLICIES
Unless you decline telephone privileges on your investment application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.
The Fund reserves the right to:
•refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;
•refuse investments from non-U.S. investors;
•refuse any purchase request in excess of 1% of the Fund’s total assets;
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Account Policies (continued)
•delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions);
•make a “redemption-in-kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations; and
•suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.
REDEMPTION-IN-KIND
The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to meet redemption requests by using available cash (or cash equivalents) and/or selling portfolio assets to generate cash. However, under unusual conditions, including where the payment of cash is not in the best interest of the Fund or its remaining shareholders, the Fund might pay all or part of a shareholder’s redemption proceeds in liquid investments with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in-kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.
25

Dividends, Distributions and Taxes
DISTRIBUTIONS
Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund declares and distributes dividends from net investment income, if any, at least annually.  The Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
TAXES
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Generally, none or only a nominal portion of the Fund’s income reported by the Fund is anticipated to be qualified dividend income eligible for taxation by
26

Dividends, Distributions and Taxes (continued)
individuals at long-term capital gain tax rates, provided certain holding period requirements are met.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the broker-dealer’s default method. Shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. State and local tax laws vary; please consult your tax advisor.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid
27

Dividends, Distributions and Taxes (continued)
by the Fund from long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares however, based on proposed regulations issued by the IRS, which can be relied upon, currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Frequent Trading
Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other
28

Frequent Trading (continued)
operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.
Typically, transactions in Fund shares are directed by AssetMark, therefore, market timing by investors is unlikely to occur.
Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund may also work, as necessary, with intermediaries that sell or facilitate the sale of Fund shares to prevent abusive trading practices in omnibus accounts. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Index Description
The S&P 500® Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.
29

Financial Highlights
The financial highlights table is intended to help you understand the performance of the Fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent Annual Report which is available upon request.

	Year Ended September 30,
Savos Dynamic Hedging Fund	2021	2020	2019	2018	2017
Net Asset Value: Beginning of year	$11.323	$12.192	$12.219	$11.298	$9.940
Operations:
Net investment income (loss)(1)	(0.100)	(0.016)	0.061	(0.013)	(0.063)
Net realized and unrealized gain (loss) on investment securities	2.467	(0.814)	(0.057)	0.934	1.421
Total From Operations	2.367	(0.830)	0.004	0.921	1.358
Less Distributions:
From net investment income	__	(0.039)	(0.031)	__	__
Total Distributions	__	(0.039)	(0.031)	__	__
Net Asset Value: End of year	$13.690	$11.323	$12.192	$12.219	$11.298
Total Return	20.90%	(6.80)%	0.03%	8.15%	13.66%
Supplemental Data and Ratios Net assets; end of year (000's)	$59,942	$71,857	$84,767	$94,661	$104,256
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before expense waiver	1.82%	1.72%	1.79%	1.70%	1.78%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.13)%	0.53%	(0.11)%	(0.60)%
Ratio of investment income (loss) before expense waiver	(1.10)%	(0.35)%	0.24%	(0.31)%	(0.88)%
Portfolio turnover rate	0.00%	28.25%	19.51%	24.14%	34.60%
(1)Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

30

Privacy Policy
For AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc. and AssetMark Brokerage, LLC. (together “AssetMark”).

Rev. 7/2021

FACTS	What does AssetMark do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?
The types of personal information we collect, and share depend on the products or services you have with us. This information can include:
•Social Security number and credit history
•Income and account balances
•Transaction history and investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons we choose to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes - to offer our products and services to you.	Yes	No
For joint marketing with other financial companies.	Yes	No
For our affiliates’ everyday business purposes - information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness.	No	We don’t share
For our affiliates to market to you.	No	We don’t share
For non-affiliates to market to you.	No	We don’t share
Questions? Toll Free: (800) 664-5345

This must remain with the Client. R242_AMK_GLBA Privacy Policy_2021_07
31

Who We Are
Who is providing this notice?	AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., and AssetMark Brokerage, LLC.
What We Do
How do AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., and AssetMark Brokerage, LLC protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., and AssetMark Brokerage, LLC collect my personal information?
We collect your personal information, for example, when you:
•Direct us to buy or sell securities
•Enter into an investment advisory contract
•Open an account or seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•Sharing for affiliates’ everyday business purposes- information about your creditworthiness
•Affiliates from using your information to market to you
•Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies.
•Our affiliates include companies that use the name AssetMark, Inc., along with other financial companies listed under the heading “AssetMark Legal Entities”.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •We do not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. •Our joint marketing partners include other financial institutions.

This must remain with the Client.
32

Other Important Information
California. We will share your personal information for joint marketing purposes unless you opt out of that sharing. For instructions on how to opt out, please see our separate notice to you entitled “Important Privacy Choices for Consumers.” California residents have additional rights over personal information that we collect for purposes other than providing financial products and services to you. For an explanation of the rights available to California residents, please see our “California Privacy Policy.”

For Nevada residents only. We are providing you this additional notice under state law. You may be placed on our internal Do Not Call List by calling us at (800) 664-5345. Nevada law requires we provide the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: (702) 486-3132; email: aginfo@ag.nv.gov. AssetMark, Inc., 1655 Grant Street, 10th Floor, Concord, CA 94520-2445. Tel: (800) 664-5345

North Dakota: We will not share your personal information with non-affiliates for joint marketing purposes without your authorization.
Vermont. If you are a Vermont resident, we will automatically limit sharing of your information for joint marketing purposes. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

“AssetMark Legal Entities”. “AssetMark Legal Entities”. AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., AssetMark Brokerage, LLC, and Voyant, Inc.

AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520-2445	You are receiving this Privacy Policy because you are a client of AssetMark, Inc. AssetMark Retirement Services, Inc. and/or AssetMark Trust Company.

©2021 AssetMark, Inc. All rights reserved. AssetMark, Inc. is an investment adviser registered with the U.S. Securities and Exchange Commission. AssetMark Trust Company is a trust company licensed by the Arizona Department of Financial Institutions.

This must remain with the Client.
33

For Additional Information
More information about the Fund is available free upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.
STATEMENT OF ADDITIONAL INFORMATION
The SAI provides more details about the Fund’s policies and its investments. The Fund’s SAI is incorporated by reference into this Prospectus.
Please contact the Trust to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:
•By telephone: 1-888-278-5809
•By mail:     Savos Investments Trust
Attn: Fund Compliance
1655 Grant Street, 10th Floor
Concord, CA 94520
•By Internet: www.savos.com/our-investments

You can also obtain copies of the SAI and other information about the Fund from your Financial Advisor.
Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Advisor:
AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520
Transfer Agent, Fund Accountant and Fund Administrator:
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Distributor:
AssetMark Brokerage™, LLC
1655 Grant Street, 10th Floor
Concord, CA 94520-2445

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
Legal Counsel:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

SEC File No.: 811-08977

STATEMENT OF ADDITIONAL INFORMATION
January 31, 2022
Savos Investments Trust
Savos Dynamic Hedging Fund
(Ticker Symbol: SVDHX)
This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for Savos Investments Trust (the “Trust”) dated January 31, 2022, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. The Trust currently consists of one series: Savos Dynamic Hedging Fund (the “Fund”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2021 (the “Annual Report”). Copies of the Prospectus, Annual Report and information regarding the Fund’s current performance and the status of shareholder accounts may be obtained without charge by calling the Trust at (888) 278-5809 or by writing to the Trust at Savos Investments Trust, Attn: Fund Compliance, 1655 Grant Street, 10th Floor, Concord, California 94520.

ORGANIZATION OF THE TRUST
The Trust is a diversified open-end management investment company that was organized as a statutory trust on September 8, 2005 under the laws of the State of Delaware. The Trust’s Declaration of Trust authorizes the Board of Trustees (the “Board” or the “Trustees”) to issue shares without limitation as to number and without par value.
The Fund was originally formed as a series of a Maryland corporation, first under the name Centurion Funds, Inc. in 1998, which was then changed to GE Private Asset Management Funds, Inc. in 2002.   The Fund was reorganized into a new series of the Trust in 2005 under the name, GE Private Asset Management Funds, after requisite stockholder approval. In July 2006, the Trust changed its name from GE Private Asset Management Funds to Genworth Financial Asset Management Funds. On January 31, 2014, the Trust changed its name from Genworth Financial Asset Management Funds to Savos Investments Trust and the Fund changed its name from Genworth Financial Contra Fund to Contra Fund. Most recently, on July 10, 2015, Contra Fund changed its name to Savos Dynamic Hedging Fund. When initially formed, the Fund was classified as a non-diversified investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). Pursuant to current positions of the staff of the Securities and Exchange Commission (“SEC”), the Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains shareholder approval or is otherwise permitted under the 1940 Act or the rules or interpretations thereof. Accordingly, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.
INVESTMENT GOAL AND POLICIES
The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The following information supplements the discussion of the Fund’s investment goal and policies in the Prospectus. There are no assurances that the Fund will achieve its investment goal.
Options, Futures Contracts and Swaps
Options Generally. The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund may use options that are listed on exchanges or traded over the counter (“OTC”). A liquid secondary market in options traded on an exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that the Fund will be able to close options positions at the time or price desired, which may have an adverse impact on the Fund’s investments in such options. Certain options may be classified as illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its limit on investments in illiquid investments.
Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of an investment at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the investment to the holder of the call option at the exercise price during the exercise period. The Fund may both purchase and write call options. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the investment, the relationship of the exercise price to the market price of the investment, the relationship of the exercise price to the volatility of the investment, the length of the option period and supply and demand factors.
Purchasing Call Options. As a holder of a call option, the Fund has the right, but not the obligation, to purchase an investment at the exercise price during the exercise period. Instead of exercising the option and purchasing the investment, the Fund may choose to allow the option to expire or enter into a “closing sale transaction” with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less than the premium paid by the Fund. The Fund may purchase call options on investments that it intends to buy in order to limit the risk of a substantial change in the market price of the investment. The Fund may also purchase call options on investments held in its portfolio and on which it has written call options.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result being that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying investments acquired through the exercise of such options. Further, unless the price of the underlying investment changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.
Writing Call Options. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund may write a call option that is not “covered” if the Fund maintains segregated assets in accordance with pertinent SEC guidelines. A call option is “covered” when the Fund either holds the security that is the subject of the option or possesses the option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.
As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.
The Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits the Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If the Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.
The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the writer of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Fund may both purchase and write put options. The premium that the Fund pays when purchasing a put option or receives when writing a put option will reflect, among other things, the market price of the investment, the relationship of the exercise price to the market price of the investment, the relationship of the exercise price to the volatility of the investment, the length of the option period and supply and demand factors.
Purchasing Put Options. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, the Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.
The Fund may purchase put options on it portfolio securities for defensive purposes (“protective puts”). The Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. The Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, the Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.
The Fund may also purchase put options for securities it is not currently holding in its portfolio. The Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. The Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.
Writing Put Options. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.
For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.
If a put option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.
The Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.
The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.
The Fund may write put options in situations when AssetMark, Inc. (“AssetMark” or the “Advisor”) wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.
OTC Options. The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the

Fund originally wrote the option. The Fund will treat OTC options and “cover” assets as illiquid investments for the purposes of the Fund’s limitation on investments in illiquid investments.
Options on Indices. The Fund may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.
Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.
If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
Futures Contracts and Options on Futures Contracts.  The Fund may purchase and sell futures contracts, including those based on particular securities, securities indices, interest rates, debt obligations, foreign currencies and other financial instruments and indices. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date.
In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery of the reference asset. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying asset, some (e.g., stock index futures) require cash settlement.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission

(“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contracts. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” above.
To the extent the Fund enters into a futures contract, it will maintain segregated assets in accordance with pertinent SEC positions.
Risks Associated With Futures Contracts and Options on Futures Contracts. When used for hedging, purchases and sales of futures contracts may not completely offset a decline or rise in the value of the Fund’s investments during certain market conditions. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.
Successful use of futures contracts depends upon the Advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Advisor’s judgment in this respect will be correct.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The CFTC and the various exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. The regulation of futures contracts, as well as other derivatives, is a rapidly changing area of law. For more information, see “Changing Regulation of Derivatives” below.
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (“CEA”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
When the Fund purchases an option on a futures contract, the amount at risk is the premium paid for the option plus related transaction costs. The purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller is required to take such a position, it could bear substantial, and potentially unlimited, losses.
Swaps and Options on Swaps. The Fund may enter into swaps for purposes of reducing or obtaining short market exposure or to help offset the costs of purchasing hedging investments and to generate additional income. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Among the types of swaps the Fund may use are equity swaps and index swaps. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. The Fund may also purchase and write (sell) options contracts on swaps, referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the

Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including, any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument (variation margin). Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which have imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. The Dodd-Frank Act and implementing rules have required the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of Swaps” and “Changing Regulation of Derivatives” below.
When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in the market value of the swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Risks of Swaps. As is the case with most investments, swaps are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indices or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swaps may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swaps may be subject to the Fund’s limitations on illiquid investments. Swaps are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. While the Fund uses only counterparties that meet the credit quality standards established by its Advisor, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and involve additional risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable regulations, it will be required to post initial margin in addition to variation margin.
The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing are also required to be traded on SEFs, if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Changing Regulation of Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) will replace the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, impose limits on the amount of derivatives contracts the Fund could enter, and will require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Fund will be required to comply by August 19, 2022. When the Fund transitions to compliance under the new Derivatives Rule, the Fund will no longer maintain segregated assets in the manner described herein.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as limits on fund leverage, speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, may increase the costs of such transactions, and could adversely affect the Fund’s ability to achieve its investment objective.
The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund's ability to enter into desired derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Commodity Pool Operator Regulation. AssetMark is registered as a commodity pool operator ("CPO") under the CEA and the rules of the CFTC and, with respect to the Fund, is subject to regulation as a CPO under the CEA. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of AssetMark’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on AssetMark’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to AssetMark as the Fund’s CPO, AssetMark’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill AssetMark’s CFTC compliance obligations. As the Fund is operated subject to CFTC regulation, it may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Fund, its investment strategies or this SAI.
Asset Coverage for Certain Derivatives. Because certain derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The Fund will comply with guidelines established by the SEC with respect to coverage of derivatives, as applicable.
Infectious Illness Risk
The spread of infectious illness or other public health issues like pandemic or epidemics may materially and adversely impact the Fund and/or AssetMark's business. For example, the continued global outbreak of the novel coronavirus (“COVID-19”) first detected in China in December 2019 has resulted in significant economic disruptions across global financial markets. Infectious illness or other public health issues can be expected to impair core business activities such as manufacturing, consumer spending, tourism, business conferences and workplace participation, among others. These disruptions lead to periods of prolonged market instability including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of infectious illness or other public health issues and mitigate the resulting market disruptions and losses. AssetMark has in place business continuity plans designed to ensure that it maintains normal business operations in the event of a significant disruption. However, in the event of an infectious illness or other public health issues, there can be no assurance that AssetMark or the Fund's service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The occurrence and reoccurrence of such infectious illness or other public health issues could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. The full extent of such impacts are unknown and may be short term or may last for extended periods of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.

Additional Information on Other Investment Practices
U.S. Government Securities.    The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the

U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if AssetMark determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
The United States Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the United States Government may default on payments on certain U.S. Government Securities, including those held by the Fund, which could have an adverse impact on the Fund.
Exchange-Traded Funds (“ETFs”). The Fund may invest in shares of ETFs. An ETF is an investment company and typically is registered under the 1940 Act. Most ETFs hold a portfolio of investments designed to track the performance of a particular index; however, certain ETFs utilize active management of their investment portfolios. An ETF sells and redeems its shares at net asset value in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on one or more national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are non-registered investment companies that invest directly in securities, commodities or other assets (such as precious metals).
Investments in an ETF involve certain risks generally associated with investments in a broadly based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain investments in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of investments held. ETFs that invest in other assets, such as commodities, are subject to the risks associated with directly investing in those assets.
Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Advisor may consider the expenses associated with an investment in determining whether to invest in an ETF.
Exchange-Traded Notes (“ETNs”). The Fund may invest in ETNs. ETNs are debt securities that are traded on an exchange whose returns are linked to the performance of a particular market benchmark or strategy. If the Fund holds an ETN to maturity, the issuer of the ETN will pay the Fund a cash amount that is linked to the performance of the corresponding index during the period beginning on the inception date and ending at maturity, less investor fees. ETNs generally do not make periodic coupon payments or provide principal protection. An ETN that is tied to a specific benchmark or strategy may not produce returns that replicate exactly the performance of its corresponding benchmark or strategy.
ETNs are subject to credit risk, including the credit risk of the issuer. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even when the underlying benchmark or strategy remains unchanged. An ETN may trade at a premium or discount to its benchmark or strategy. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. Some ETNs that use leverage may have relatively decreased liquidity at times and, as a result, may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage.

Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act and SEC regulations, rules and/or interpretive guidance thereunder, as applicable, including Rule 12d1-4.
To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, Fund shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to certain limitations under the 1940 Act and market availability.
Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value. The Fund will not lend portfolio securities to affiliates of AssetMark unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”
By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the Fund’s investment goal, income received could be used to pay the Fund’s expenses and would increase an investor’s total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by AssetMark. AssetMark will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, AssetMark will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid investments having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Non-Publicly Traded and Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment as defined under Rule 22e-4 is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements which have a maturity of longer than seven calendar days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven calendar days, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Securities that have legal or contractual restrictions on resale but have a readily available market are generally not considered illiquid investments for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. The Trust has implemented a liquidity risk management program and related procedures pursuant to Rule 22e-4, which includes procedures to identify illiquid investments, and the Board has approved the designation of AssetMark to administer the Trust’s liquidity risk management program and related procedures.
Securities which have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within the allowable time period. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.
Convertible Securities. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.
When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments. The Fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid investments equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
To the extent that Rule 144A securities are classified as illiquid, they are subject to the Fund’s limit on illiquid investments. Liquidity classifications are made pursuant to the Trust's liquidity risk management program. In assessing liquidity, the following factors may be considered, inter alia, consistent with the Trust’s liquidity risk management program: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”) involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Securities of these companies may also involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.
Variable Rate Securities. Variable and floating rate securities generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.
Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (LIBOR) or the Prime Rate. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. On March 5, 2021, the Financial Conduct Authority officially announced the cessation and non‐representation dates on 35 LIBOR benchmarks across various tenors and currencies. Certain widely used US dollar (USD) LIBOR rate settings (overnight, 1‐, 3‐ ,6‐, and 12‐month) will continue to be published in representative forms until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in the markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain investments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR could result in losses to the Fund.
Rights Offerings and Purchase Warrants. The Fund may invest in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.
Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.
Borrowing. The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.
Cyber Security Risks. As technology becomes more integrated into the Fund’s operations, and as all financial services firms continue to face increased security threats, the Fund has become potentially more susceptible to operational and information security risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance and cyber security risk management costs associated with corrective measures, financial loss, interference with the Fund’s ability to calculate net asset value (“NAV”), process shareholder transactions or otherwise transact business with shareholders, and/or other adverse consequences. Cyber security threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and other third parties), cyber security breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cyber security breaches. The same is true for cyber security breaches at any of the issuers or trading counterparties in which the Fund may invest. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed, especially because the Fund does not directly control the cyber security systems of third-party service providers to the Fund and issuers or trading counterparties in which the Fund may invest. There is also a risk that cyber security breaches may not be detected.

Other Investment Limitations
The investment limitations numbered 1 through 7 as presented below may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 12 may be changed by a vote of the Board at any time.
The Fund may not:
1.Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 33 1/3% of the value of the Fund’s total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.
2.Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes.
3.Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities and enter into repurchase agreements.
4.Underwrite any securities issued by others except to the extent that investment in restricted securities and the sale of securities in accordance with the Fund’s investment goal, policies and limitations may be deemed to be underwriting.
5.Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.
6.Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.
7.Issue any senior security except as permitted in the Fund’s investment limitations.
8.Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.
9.Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
10.Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts and options on futures contracts.

11.Invest in rights and warrants (other than rights and warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market value) would exceed 10% of the value of the Fund’s net assets.
12.Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.
If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 11) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.
Portfolio Valuation
The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.
Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.
If there are no such quotations, the value of the securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures positions purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in accordance with the Trust’s valuation procedures. The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless using this method would not represent fair value as determined pursuant to the Trust’s valuation procedures.
Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.
On December 3, 2020, the SEC adopted new rule 2a-5 (the "Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation which may impact the Fund's valuation policies. The Valuation Rule, among other things, provides a framework for good faith fair value determination and permits a board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues in connection with the rulemaking. The compliance date for the Valuation Rule is September 8, 2022. The Fund's fair valuation policies and procedures and valuation practices may be subject to change as a result of the implementation of the Valuation Rule.
Portfolio Transactions
AssetMark is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment goal. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the aftermarket, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
AssetMark will select specific portfolio investments and effect transactions for the Fund and in doing so, seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, AssetMark will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. AssetMark may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), to the Fund and/or other accounts over which it exercises investment discretion. AssetMark may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if AssetMark determines in good faith that the amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of AssetMark. Research and other services received may be useful to AssetMark in serving both the Fund and AssetMark’s other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to AssetMark in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses) that assist AssetMark in carrying out their responsibilities. Research received from brokers or dealers is supplemental to AssetMark’s own research program. The fees payable to AssetMark under its advisory agreement with the Fund are not reduced by reason of AssetMark receiving any brokerage and research services.
Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by AssetMark. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which AssetMark believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, AssetMark may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution. In no instance will portfolio securities knowingly be purchased from or sold to AssetMark or its affiliates.
The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when AssetMark believes such practice to be otherwise in the Fund’s best interest.
The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/21	9/30/20	9/30/19
$13,930	$19,020	$22,219
As of the fiscal year ended September 30, 2021, the Fund did not hold securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.
Portfolio Turnover
As discussed in the Prospectus, the Trust anticipates that investors in the Fund, as part of a tactical or strategic asset allocation strategy, may frequently redeem or exchange shares of the Fund. The Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby resulting in higher portfolio turnover. Because the Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption and exchange activity of the Fund’s investors, it is difficult to estimate what the Fund’s actual turnover rate will be in the future.

The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate.
The Fund’s portfolio turnover rates are as follows:

Fiscal Year Ended	Fiscal Year Ended
9/30/21	9/30/20
0.00%	28.25%
Disclosure of Portfolio Holdings
The Board has adopted a policy and procedures relating to the disclosure of the Fund’s portfolio holdings (the “Policy”). Generally, the Policy restricts the disclosure of portfolio holdings to certain persons or entities, under certain conditions. In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of the Fund’s portfolio holdings, and for monitoring that the Fund does not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings. Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Fund.
The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings and ensuring that any such disclosures are made in accordance with the Policy. The Board has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings to the Advisor’s compliance staff. The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Fund and those of the Advisor or any other affiliate of the Fund.
In accordance with the Policy, the Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of the Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and as an exhibit to its filings on Form N-PORT. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. The Trust’s Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.
The Policy also provides that the Fund’s portfolio holdings may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Fund or through a confidentiality agreement.
Under the Policy, the Fund also may share their portfolio holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Fund’s custodian, administrator, proxy voting vendor, consultants, liquidity classification agent, legal counsel and independent registered public accounting firm as well as ratings agencies. The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings by each service provider and its employees, either by law or by contract.
MANAGEMENT OF THE FUND
Trustees and Executive Officers of the Fund
The management and affairs of the Fund are overseen by the Board. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years or Longer
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520	Lead Independent Trustee	Indefinite Term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989–2001).	16	Trustee, GPS Funds I (2013–present); Trustee, GPS Funds II (2011–present); Director, New England Bancorp (2006–2016).
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite Term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000–2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor), and CitiStreet Funds Management LLC (registered investment advisor) (1990–2005).	16	Trustee, GPS Funds I (2013–present); Trustee, GPS Funds II (2011–present).
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite Term since 2015	Self-employed consultant (1999–present); formerly, Partner, Arthur Andersen LLP (audit services) (1972–1999).	16
Trustee, GPS Funds I (2007–present); Trustee, GPS Funds II (2013–present); Director, Blue Calypso, Inc. (2015–2019); Director, Owens Realty Mortgage Inc.
(2013–2019);
Director, Cambria ETF Series Trust (2013–present); Director, Wells Fargo GAI Hedge Funds (2008–2019); (2021- present) Director, First Guarantee Mortgage Corporation.

Name, Address and Year of Birth	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years or Longer
Interested Trustee
Carrie E. Hansen** Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-year Term since 2008	President, GPS Funds I (2008–present) and GPS Funds II (2011– present); President, the Trust (2008–present); Executive Vice President and Chief Operating Officer, AssetMark (2008–present); President, AssetMark Brokerage™, LLC (2014–present).	16
Trustee, GPS Funds I and GPS Funds II (2014–present); Director and Chairperson, AssetMark Trust Co. (2008–present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Boosters Club (2017-2019); Director Rheumatology Research Foundation (2021 - present).

*    Each Trustee serves until his or her respective successor has been duly elected and qualified; each officer of the Trust serves at the pleasure of the Board.
**    Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Executive Officers:

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II and the Trust (2013–present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and the Trust (September 2012–January 2013); Senior Compliance Officer, AssetMark (2011–2012); Chief Operating Officer, SEAL Capital, Inc. (2009–2010); Chief Compliance Officer, Cliffwood Partners LLC (2004–2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II and the Trust (May 2014–present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016–present); Manager of Fund Administration, AssetMark (May 2014–February 2016); Senior Fund Administration Officer, AssetMark (2008–May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006–2013 and May 2014–present), GPS Funds II (2011–2013 and May 2014–present), the Trust (2009–2010 and May 2014–present); Deputy Chief Compliance Officer, GPS Funds I (2009–present), GPS Funds II (2011–present); Senior Compliance Officer, AssetMark (2005–2009).

*    Each Officer of the Trust serves at the pleasure of the Board.
As of December 31, 2021, none of the Independent Trustees, or any immediate family members, beneficially owned of record any securities in AssetMark or the principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with AssetMark or principal underwriter of the Fund.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees
The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Advisor, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Trust, approving agreements between the Advisor and any sub-advisors, and exercising general service provider oversight.
Leadership Structure and the Board of Trustees. The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with the Advisor, Ms. Hansen. The Board has appointed Ms. Hansen to serve in the role of Chairperson.  Ms. Hansen is the Executive Vice President and Chief Operating Officer of the Advisor. The Independent Trustees have designated Mr. Dunford as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure also allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. The Board’s leadership structure permits important roles for the Executive Vice President and Chief Operating Officer of the Advisor, who serves as Chairperson of the Trust and oversees the Advisor’s day-to-day management of the Fund. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance, contract review and other matters. Except for any duties specified in the Trust’s Declaration of Trust or By-laws, the designation of Chairperson, Lead Independent Trustee or Chairperson of a Committee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Oversight of Risk. The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational, liquidity and valuation risks. The Fund’s officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Fund. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from the Trust’s Chief Compliance Officer and Advisor personnel regarding Fund performance, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session with the Chief Compliance Officer, including reports on compliance and risk management processes used by the Advisor; (3) periodic meetings with investment personnel to review investment strategies, techniques and the processes used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, the Advisor and any sub-advisors; (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial, valuation and operational matters; and (6) on an annual basis, receiving and reviewing a written report from the Advisor that addresses the operation, adequacy and effectiveness of the Trust's liquidity risk management program, which is designed to assess and manage the Fund's liquidity risk. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Board has two standing committees, as described below:
Audit Committee. The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Trust’s independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Schmal is the Chairman of the Audit Committee.  During the Fund’s fiscal year ended September 30, 2021, the Trust’s Audit Committee met five times.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; (3) coordinating the process to assess Board effectiveness, including the agenda setting process and related matters; and (4) developing and implementing governance policies.  The Nominating and Governance Committee is comprised of all of the Independent Trustees.  Mr. Feinberg is the Chairman of the Nominating and Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.  The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis. During the Fund’s fiscal year ended September 30, 2021, the Trust’s Nominating and Governance Committee met four times.
Trustees’ Qualifications and Experience.  The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Nominating and Governance Committee also does not set forth any specific qualifications. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.  Set forth below is a summary of the specific qualifications and experiences of each Trustee that support the conclusion that each individual is qualified to serve as a Trustee.  As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.
David M. Dunford. Mr. Dunford has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. Mr. Dunford serves as the Lead Independent Trustee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also served on the board of a bank and in public office. He currently serves as a delegate of the Barnstable County (Massachusetts) Assembly of Delegates.
Paul S. Feinberg. Mr. Feinberg has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. He serves as the Chairman of the Nominating and Governance Committee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.
Dennis G. Schmal. Mr. Schmal has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2007, as a Trustee of GPS Funds II since 2013 and serves as the Chairman of the Audit Committee. Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Carrie E. Hansen. Ms. Hansen has served as President since 2008, and Chairperson and Trustee of Savos Investments Trust, GPS Funds I and GPS Funds II since 2014. She has served in various executive roles with AssetMark and its predecessor companies, and has over 25 years of senior management and accounting experience.
Compensation
The Compensation Table below sets forth the total compensation paid to the Trustees of the AssetMark Mutual Funds complex, which includes the Trust, before reimbursement of expenses, for the fiscal year ending September 30, 2021. As an Interested Trustee, Ms. Hansen receives no compensation from the Trust for her service as Trustee. No other compensation or retirement benefits are received by any Trustee or officer from the Fund.

Name of Trustee	Aggregate Compensation From The Trust	Total Compensation From Fund and Fund Complex Paid to Trustees[1]
David M. Dunford	$4,035	$119,750
Paul S. Feinberg	$4,035	$119,750
Dennis G. Schmal	$4,035	$119,750
1 The AssetMark Mutual Funds complex consists of the Trust, GPS Funds I, which currently consists of 6 funds, and GPS II, which currently consists of 11 funds. Trustee compensation has been allocated between GPS Funds I, GPS Funds II and the Trust based on net assets of the funds.
Trustees’ Ownership of Fund Shares
As of December 31, 2021, no Trustee beneficially owned equity securities in the Fund or any of the other registered investment companies overseen by the Trustees within the same family of investment companies as the Fund.
Principal Holders and Control Persons
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2021, the Trustees and Officers of the Trust, as a group, did not own any of the outstanding shares of the Trust. To the knowledge of the Fund, as of December 31, 2021, the following shareholders or “groups” (as such term is defined in Section 13(d) of the 1934 Act) owned of record and may be deemed to have beneficially owned 5% or more of the shares of the Fund:

Shareholder	Percent Ownership
National Financial Services, LLC	95.70%
For the Exclusive Benefit of Its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd
Jersey City, NJ 07310-1995
Investment Advisor
AssetMark, located at 1655 Grant Street, 10th Floor, Concord, California 94520, serves as the investment advisor to the Fund. AssetMark is registered as an investment advisor with the SEC. AssetMark is a wholly-owned indirect subsidiary of AssetMark Financial Holdings, Inc. In turn, AssetMark Financial Holdings, Inc. is an indirect subsidiary of Huatai Securities, Co., Ltd., the controlling shareholder. AssetMark Financial Holdings, Inc., is publicly listed on the New York Stock Exchange.
AssetMark serves as investment advisor to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”). AssetMark has served as the investment advisor to the Fund since 2006. Fund shareholders approved the Advisory Agreement between the Trust and AssetMark at a special shareholder meeting held on June 30, 2016. AssetMark bears all expenses in connection with the performance of its services under the Advisory Agreement. The Fund pays AssetMark a fee for services provided under the Advisory Agreement that is computed daily and paid monthly at the annual rate equal to 1.20%, before consideration of waiver, of the average daily net assets of the Fund. AssetMark may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.
AssetMark has entered into an Expense Waiver and Reimbursement Agreement (the “Agreement”) with the Trust on behalf of the Fund that is in place through January 31, 2023, and may be continued thereafter. Under the Agreement, AssetMark has agreed to waive its fees and/or pay Fund expenses to the extent necessary to ensure that the Net Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.50% of the Fund’s average daily net assets. If the Fund’s expense level would fall below the 1.50% annual limit, the Agreement provides that the Fund may maintain expenses at the limit so that AssetMark may be reimbursed by the Fund for fees previously waived and expenses previously paid for up to three years from the end of the calendar month in which the fees were waived or expenses paid, provided the reimbursement will not cause the Fund’s Net Annual Fund Operating Expenses to exceed the 1.50% limit.
The net advisory fees paid by the Fund to AssetMark for the following fiscal years were:

	Advisory Fees Charged	Fees Waived and/or Expenses Reimbursed by Advisor	Recouped Fees and Expenses	Net Advisory Fees paid to the Advisor
Year Ended September 30, 2021	$769,080	$202,882	$0	$566,198
Year Ended September 30, 2020	$959,307	$175,055	$0	$784,252
Year Ended September 30, 2019	$1,030,710	$245,403	$0	$785,307
Waived expenses subject to potential recovery are as follows:

Year of Expiration
9/30/24	9/30/23	9/30/22
$202,882	$175,055	$245,403
AssetMark also provides certain administrative services to the Fund, pursuant to an Administrative Services Agreement between the Trust and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Fund. The administrative services may include development and maintenance of a web-based software platform for both investment advisors and shareholders; creation of a customized full-color client investment policy statement for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Fund, including the transfer agent and custodian. For the fiscal years ended September 30, 2021, 2020 and 2019, the Fund paid the following to AssetMark, pursuant to the Administrative Services Agreement:

Fiscal Year Ended September 30, 2021	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019
$160,225	$199,855	$214,731

Portfolio Managers
The following chart lists the Fund’s portfolio managers, the number of the portfolio managers’ managed accounts per investment category, the number of accounts managed where the advisory fee is based on the performance of the account and the total assets in each category of managed accounts as of the fiscal year ended September 30, 2021. Listed below the chart is information as of September 30, 2021 regarding: (i) the portfolio managers’ beneficial ownership of the Fund, (ii) a description of the portfolio managers’ compensation structure and (iii) a description of any material conflicts that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matt Goff	9	0	54,079	0	0	0
	$4.4 billion	$0	$6.9 billion	$0	$0	$0

Steven Wang	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
As of September 30, 2021, the portfolio managers did not own shares of beneficial interest in the Fund.
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. AssetMark has adopted policies and procedures that are designed to minimize the effects of these conflicts.
If AssetMark believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. AssetMark may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event AssetMark aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time, all clients receive fair treatment consistent with AssetMark’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by AssetMark’s affiliates and accounts in which AssetMark’s officers, directors, agents, employees or affiliates own interests. AssetMark may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.
AssetMark’s compensation to the portfolio manager of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of the Fund or other account. The factors taken into account in determining a portfolio manager’s bonus include assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, and other factors deemed relevant by AssetMark management.
Like all employees of AssetMark, the portfolio manager participates in AssetMark’s annual variable incentive compensation plan and 401(k) plan.
Distributor
AssetMark Brokerage™, LLC (“AssetMark Brokerage”) is the Fund’s distributor pursuant to a Distribution Agreement. AssetMark Brokerage, an affiliate of the Advisor, offers the Fund’s shares on a continuous basis. AssetMark Brokerage is located at 1655 Grant Street, 10th Floor, Concord, CA 94520-2445. The Fund did not pay any commissions or other compensation to the distributor during the Fund’s most recent fiscal year.

PROXY VOTING GUIDELINES
The following information is a summary of the proxy voting guidelines for AssetMark. Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained on the SEC’s website at www.sec.gov.
ASSETMARK, INC.
PROXY VOTING POLICY

I.BACKGROUND

In accordance with Rule 206(4)‐6 under the Advisers Act, a registered investment adviser must adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204‐2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.    POLICY

AssetMark owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where AssetMark will be voting proxies of securities held directly by a client, AssetMark, guided by general fiduciary principles, will act prudently and solely in the best interest of the client. AssetMark will attempt to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

If the account is invested in an AssetMark Investment Group investment solution, the client designates AssetMark as its agent to vote the proxies on securities in the account. Unless the account is held at AssetMark Trust, AssetMark will not vote proxies on securities held in mutual fund and ETF investment solutions, in the AssetMark Investment Group investment solutions at third‐party custodians. For the Guided Portfolios and the proprietary funds, the client retains the right to vote proxies. AssetMark will deliver proprietary mutual fund prospectuses and proxies to the client.

Under both Advisor and Referral Model, if the account is invested in an IMA Solution Type, the client designates the applicable Investment Management Firm as its agent to vote proxies on securities in the account. However, the client retains the right to vote proxies and may do so by notifying AssetMark in writing of the desire to vote future proxies.

The designation of any of AssetMark’s Investment Groups or the client to vote proxies may not apply to securities that have been loaned pursuant to a securities lending arrangement. For securities for which it has voting discretion, AssetMark will call back securities on loan only if it determines that the potential benefit to the applicable client of voting the proxy outweighs the potential benefits derived by leaving the securities on loan.

For the GuidePath Funds and the Savos Dynamic Hedging Fund, AssetMark’s Investment Groups, as the investment adviser to the Funds, have proxy voting authority with respect to securities in each Fund’s portfolio. For the sub‐advised proprietary mutual funds, AssetMark generally has contractually delegated each Fund's proxy voting authority to its respective Sub‐Advisor(s), as applicable. The Fund Compliance group monitors proxy voting activities of AssetMark and the Sub‐Advisors to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N‐PX filing; and performs an annual review of the Funds’ proxy voting program to confirm that review, monitoring and filing processes are satisfied. AssetMark will review each of its own and the Sub‐ Advisors’ proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. AssetMark will report to the Boards at least annually regarding the compliance of AssetMark’s proxy voting guidelines and each Sub‐ Advisor's proxy voting guidelines with such SEC standards, including the procedures that AssetMark and each Sub‐Advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of AssetMark or the Sub‐Advisor, respectively. The Sub‐Advisors shall report to AssetMark on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. AssetMark shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub‐Advisors. AssetMark will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

In the instance of the Trusts held in client accounts at AssetMark Trust, AssetMark Trust will vote 100% of the shares it holds in custody for AssetMark clients in the proportion of the votes received from beneficial shareholders whose shares AssetMark Trust holds in custody. This is known as “mirror voting.”

III.     RESPONSIBILITY

AssetMark’s Investment Groups are responsible for monitoring the votes cast by the independent proxy voting service. AssetMark will periodically (but no less frequently than annually) conduct due diligence of any proxy voting service used to assess, among other things, the nature, extent and services provided by the firm; the capacity and competency to provide such services; the proxy advisory firm’s policies and procedures for addressing conflicts of interest with respect to its proxy voting recommendations; the effectiveness of the proxy voting service process for seeking timely input from issuers and clients of the proxy voting service with respect to proxy voting policies, methodologies and peer group constructions; and the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the proxy advisory firm’s analysis that AssetMark becomes aware of and deems credible and relevant to its voting determinations materially affected the proxy advisory firm’s research or recommendations that AssetMark utilized. For purposes of these procedures, AssetMark may rely upon information posted by a proxy advisory firm on its website, provided that the proxy advisory firm represents that the information is complete and current. AssetMark’s Investment Groups review proxy voting service guidelines on an annual basis to determine whether these guidelines continue to be consistent with AssetMark’s views (i.e. best interest of clients) on the various types of proposals covered.

The Compliance Group is responsible for overseeing and monitoring compliance with the Proxy Voting Policy. To this end, Compliance will verify that proxies are voted in accordance with the policy, in a timely manner and as intended, by sampling proxies voted on a periodic basis.

IV.     PROCEDURES

Use of Independent Proxy Voting Service
For certain client accounts where AssetMark has discretion, AssetMark has contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to vote proxies on its behalf and has adopted the Proxy Guidelines from Glass Lewis & Co. (“GL”). Under this arrangement, Broadridge is contracted to vote all proxies according to the adopted guidelines and is charged with ensuring timely votes. In the event that the guidelines do not cover a specific proxy issue, Broadridge provides a daily email alert which includes the status of all upcoming proxy votes. These guidelines outline in detail the method for determining how to vote and are found in Exhibit B to this Manual. Under this arrangement, Broadridge will generally vote all securities that are eligible to be voted using their Broadridge ProxyEdge system. Such votes will be cast automatically unless AssetMark, in its discretion, determines to override the guidelines.

AssetMark could override the guidelines if, for example, additional information becomes available that materially impacts AssetMark’s determination regarding the best interests of its clients with respect to a particular proxy vote. This arrangement only includes securities where the custodian or transfer agent can be instructed to deliver proxies directly to the ProxyEdge system. If applicable, securities exempted from proxy voting are generally those not custodied or sub‐ custodied at a broker‐dealer or at any transfer agent for the Trusts, such as mutual fund shares that are held in omnibus accounts directly with a mutual fund family. For such securities, AssetMark will vote these shares directly and not use the ProxyEdge system but will generally follow the GL guidelines. Because AssetMark’s Investment Groups have entered into agreements with third‐party Investment Management Firms to provide individual securities selections for investments in its client accounts, these firms may provide direction on how to vote proxies. When AssetMark’s Investment Groups receive specific instructions, they are likely to override the vote cast by GL, if it is different than the GL recommendation.

In all instances, AssetMark and third‐party Investment Management Firms retain the authority to override GL policy guidelines if they determine it would be in the best interests of clients.
Documentation of the override will be retained.

Summarized Proxy Voting Guidelines
These summarized guidelines apply to proxies received through ProxyEdge, as well as outside of the ProxyEdge system.
1.Duty of Care
GL’s proxy policy ensures the monitoring of corporate events and the voting of client proxies. As noted above, in certain instances AssetMark will vote shares directly but generally follow GL guidelines. However, there may be instances when it is in the best interests of the client to refrain from voting (such as when AssetMark determines that the cost of voting exceeds the expected benefit to the client).

2. Addressing Conflicts
AssetMark, with assistance from GL, will ensure proxy votes are cast in a manner consistent with the best interests of the client. AssetMark and/or GL will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that AssetMark’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.Identify Potential Conflicts of Interest.
Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting AssetMark or its affiliates. An example of a potential conflict would be the solicitation of proxies to vote on the approval of a 12b‐1 plan for a mutual fund in which AssetMark client assets are invested when that fund, or a service provider to that fund, pays, or may potentially pay, administrative service fees to AssetMark’s affiliate, AssetMark Trust. Another potential conflict of interest may be for AssetMark to cast a vote for a proxy issued by the GPS Funds, since it directly manages the fund of funds.
b.Determine which Conflicts are Material.
A “material” conflict should generally be considered as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an advisor’s annual revenue.
c.Establish Procedures to Address Material Conflicts.
AssetMark has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest. If a conflict is identified, the Compliance Group will contact the Investment Group, who will help determine which method to use.

•Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy. AssetMark’s use of GL facilitates this process.
•Refer the proposal to the client and obtain the client’s instruction on how to vote.
•Disclose the conflict to the client and obtain the client’s consent to AssetMark’s vote.

3. Additional Considerations
AssetMark may vote differently under the same policies for different clients. For example, it may be that two different funds have opposing views on a particular merger of portfolio company depending on time horizon of investment.

Proxy Voting Involving Underlying Funds
Certain Funds advised by AssetMark (“Investing Funds”) invest their assets in exchange‐traded securities of other investment companies and other open‐end investment companies (“Underlying Funds”). Proxy voting described in this section refers to Funds that invest in Underlying Funds.

Voting Proxies of Third‐Party Underlying Funds
Any Investing Fund that invests in an Underlying Fund in reliance on Rule 12d1-4 under the 1940 Act will vote its shares of the Underlying Fund in accordance with the applicable terms and conditions of the rule as well as the Investing Fund’s policies and procedures.

Disclosure Requirements
In addition to implementing these policies regarding the voting of proxies, AssetMark shall also provide clients with a summary of its Proxy Voting Policy in the Disclosure Brochure and, upon request, provide clients with a copy of this Policy. It is anticipated that AssetMark will usually provide clients with the summary of its Policy by delivery of its Rule 204‐3 disclosure document, Form ADV Part 2A and Appendix 1, as applicable to the services provided the client. This concise summary will also disclose how clients may obtain information about how AssetMark voted their securities.

Record Keeping Requirements
AssetMark will retain the following types of records for the time periods prescribed under the Investment Advisers Act and 1940 Act, as relevant relating to proxy voting:
1.This Proxy Voting Policy and all amendments thereto, any sub‐adviser proxy voting policies as well as the GL guidelines.

2.Proxy statements received for client securities. AssetMark may rely on statements maintained by a proxy voting service provided that AssetMark has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.
3.Records of votes cast on behalf of clients by AssetMark or GL. AssetMark relies on the records of proxy voted pursuant to GL’s recommendations as maintained in ProxyEdge. The records of votes cast shall also include documentation of any Savos or ISG overrides of a GL recommendation.
4.Client written requests for information as to how AssetMark voted securities of such Client, and any AssetMark written responses to such requests.
5.Any document prepared by AssetMark that is material to making a proxy voting decision or that memorialized the basis for that decision.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The offering price of the Fund’s shares is equal to the Fund’s per share net asset value. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus.
Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.
If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.
EXCHANGE PRIVILEGE
You may only exchange shares of the Fund for shares of another Fund offered by the Trust. Currently, there are no Fund exchange privileges.
TAXES
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Fund. The Fund has elected and intends to qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement - the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement - the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•Asset Diversification Test - the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See,

“Taxation of Fund Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors –Capital gain dividends” and “ – Interest-related dividends and short-term capital gain dividends” below.
Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
The Fund does not expect to distribute realized capital gains to the extent such capital gains are offset by capital loss carryovers. The Fund cannot carry back or carry forward any net operating losses. As of September 30, 2021, the Fund had capital loss carryovers available for federal income tax purposes:

	Amount	Expiration
Short Term Capital Loss Carryforwards	$25,930,687	Indefinite
Long Term Capital Loss Carryforwards	$45,607,873	Indefinite
Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” is:
(i)any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Either none or only a nominal portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified dividend income for individuals” and “– Dividends-received deduction for corporations.”
Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.
Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
U.S. Government securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds certain thresholds. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax basis information. Your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. Your broker-dealer will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However your broker-dealer is not required to, and in many cases, does not possess the information to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account.
Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Extraordinary dividends. If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose generally is a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Goals and Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.
PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in securities of uncertain tax character. The Fund may invest in securities that the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interest, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to report, and the Fund reserves the right to not report, interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.
U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
OTHER INFORMATION
Capital Stock
Shareholders in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Trust.
All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Reverse Stock Splits
The Fund’s shares have been adjusted to reflect thirteen reverse stock splits. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/2004	1 for 100	$0.03	$3.14	352,335,196	3,523,352
06/03/2005	1 for 10	$0.01	$0.13	96,265,031	9,626,503
09/12/2005	1 for 1,000	$0.04	$40.48	395,367,388	395,367
02/21/2007	1 for 100	$0.12	$12.00	26,550,187	265,502
08/17/2007	1 for 10	$3.51	$35.12	56,793,828	5,679,383
05/19/2008	1 for 100	$0.42	$41.85	22,944,509	229,445
10/16/2009	1 for 100	$0.30	$29.94	44,012,673	440,127
04/16/2010	1 for 500	$0.48	$238.14	36,748,034	73,496
05/20/2011	1 for 500	$0.92	$462.14	18,109,462	36,219
02/22/2013	1 for 500	$0.47	$235.00	706,113	1,412
11/22/2013	1 for 500	$0.35	$175.00	759,796	1,520
09/19/2014	1 for 500	$0.14	$70.00	5,733,690	11,467
07/24/2015	1 for 14.62	$0.67	$9.80	33,561,208	2,295,568
The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate NAV, consequently increasing the NAV per share by a factor of 100, 10, 1,000, 100, 10, 100, 100, 500, 500, 500, 500, 500 and 14.62, respectively. Each shareholder’s aggregate investment in the Fund remained unchanged as a result of the reverse stock splits. The reverse stock split had no effect on the number or par value of the Fund’s authorized shares.
Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an Anti-Money Laundering Compliance Officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
The Board has delegated implementation of certain elements of the Program to the Fund’s Transfer Agent and omnibus account holders (“Intermediaries”). Procedures to implement the Program include, but are not limited to, a determination by the Board that the Fund’s Transfer Agent and Intermediaries have established proper anti-money laundering procedures, the Transfer Agent and Intermediaries are reporting suspicious and/or fraudulent activity, and the Transfer Agent and Intermediaries are performing a complete and thorough review of all new opening accounts. The Trust will not transact business with any person or entity whose identity cannot be adequately verified in accordance with the AML Program.
Code of Ethics
Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Adviser’s Act of 1940, as amended, the Fund, its investment advisor and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain conditions. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the Fund’s, its investment advisor’s and principal underwriter’s Codes of Ethics are on file with the SEC.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin, 53202, has been selected as the independent registered public accounting firm to examine and report on the Fund’s financial statements.
Counsel
Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as counsel for the Trust, and may render certain legal services to AssetMark and its affiliated companies.
Custodian and Transfer Agent
U.S. Bank National Association (“U.S. Bank”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund. Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board concerning the Fund’s operations. U.S. Bank also maintains certain books and records of the Fund that are required by applicable federal regulations.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) (the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the Transfer Agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during each month and is reimbursed for out-of-pocket expenses. Fund Services and U.S. Bank are affiliates.
Administrator
Administrative Agent. Fund Services also provides administrative services to the Trust. In this capacity, Fund Services supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Fund Services supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board. Fund Services also maintains certain books and records of the Fund that are required by applicable federal regulations. The Fund pays Fund Services a monthly fee based on the Fund’s average daily net assets.
The Fund paid the following administration fees for the periods indicated:

For the Fiscal Year Ended 09/30/21	For the Fiscal Year Ended 09/30/20	For the Fiscal Year Ended 09/30/19
$8,913	$18,798	$41,219

FINANCIAL STATEMENTS
The Fund’s annual report for the fiscal year ended September 30, 2021 is incorporated herein by reference in its entirety. The Certified Shareholder Report was filed on December 6, 2021.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” - A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

"NR" — This indicates that a rating has not been assigned or is no longer assigned.

    Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” - Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - Securities possess high short-term default risk. Default is a real possibility.

“RD” - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) - The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
1 A long-term rating can also be used to rate an issue with short maturity.

    “R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” - Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” - Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” - Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” - Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” - Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” - Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” - This indicates that a rating has not been assigned, or is no longer assigned.

    Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating on it will differ from its local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

    Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” - Is assigned to unrated obligations.

    The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” - Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” - A “CCC” rating indicates that substantial credit risk is present.

“CC” - A “CC” rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” - Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” - Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” - Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” - Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” - Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” - Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” - A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” - This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale to rate for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” - Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG Ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” - Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

SAVOS INVESTMENTS TRUST
PART C
OTHER INFORMATION

Item 28. Exhibits

Exhibit No.    Description of Exhibit

(a)	(1)	Certificate of Trust of Savos Investments Trust (formerly, Genworth Financial Asset Management Funds and GE Private Asset Management Funds) (2)

	(2)	Amendment to Certificate of Trust (5)

	(3)	Declaration of Trust of Savos Investments Trust (formerly, Genworth Financial Asset Management Funds and GE Private Asset Management Funds) (2)

(4)
Certificate of Amendment to Certificate of Trust of Savos Investments Trust (formerly, Genworth Financial Asset Management Funds and GE Private Asset Management Funds), filed in Delaware on June 19, 2006 (3)

(b)		Amended and Restated By-Laws (5)

(c)	See the organizational documents.

(d)		Investment Advisory Agreement with AssetMark, Inc. (8)

(e)	(1)	Distribution Agreement with AssetMark Brokerage™, LLC (8)

	(2)	Sub-Distribution Agreement with Quasar Distributors, LLC (4)

	(3)	First Amendment to Sub-Distribution Agreement (6)

(f)	Not applicable

(g)	(1)	Amended and Restated Custody Agreement with U.S. Bank National Association dated January 30, 2018 (10)

	(2)	First Amendment to the Amended and Restated Custody Agreement (11)

	(3)	Second Amendment to the Amended and Restated Custody Agreement - filed herewith

(h)	(1)	Amended and Restated Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC dated February 1, 2018 (10)

	(2)	First Amendment to the Amended and Restated Fund Administration Servicing Agreement (11)

	(3)	Second Amendment to the Amended and Restated Fund Administration Servicing Agreement - filed herewith

	(4)	Form of Administrative Services Agreement with AssetMark, Inc. (7)

	(5)	Amended and Restated Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC dated January 30, 2018 (10)

	(6)	First Amendment to the Amended and Restated Fund Accounting Servicing Agreement (11)

	(7)	Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement - filed herewith

	(8)	Amended and Restated Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC dated January 30, 2018 (10)

	(9)	First Amendment to the Amended and Restated Transfer Agent Agreement (11)

	(10)	Second Amendment to the Amended and Restated Transfer Agent Agreement- filed herewith

	(11)	Expense Waiver and Reimbursement Agreement (9)

(i)	(1)	Opinion and Consent of Willkie Farr & Gallagher (1)

	(2)	Opinion and Consent of Venable, Baetjer and Howard, LLP (1)

(j)	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith

	(2)	Power of Attorney (7)

(l)	Purchase Agreement (1)

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Code of Ethics and Business Conduct for Savos Investments Trust, AssetMark, Inc., AssetMark Trust Company and AssetMark Brokerage™ - filed herewith
******

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 30, 1998.

(2)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on September 9, 2005.

(3)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A file on August 4, 2006.

(4)	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on January 29, 2010.

(5)	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A filed on January 31, 2014.

(6)	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on January 30, 2015.

(7)	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed on July 9, 2015.

(8)	Incorporated by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A filed on January 31, 2017.

(9)	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed on January 31, 2018.

(10)	Incorporated by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed on January 31, 2019.

(11)	Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed on January 31, 2020.
Item 29. Persons Controlled by or Under Common Control with Registrant

All of the outstanding shares of Registrant on the date of the Registrant's Registration Statement are held of record by AssetMark Trust Company for the benefit of AssetMark, Inc., for the benefit of their mutual clients. AssetMark, Inc. has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.

Item 30. Indemnification

Paragraph (a)(i) of Section 3 of Article VII of the Trust’s Declaration of Trust provides that, subject to the exceptions and limitations contained in that Section 3 and in the Trust’s By-Laws, every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by state law and the Investment Company Act of 1940 (“1940 Act”) against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually paid or incurred by him or her in connection with any proceeding in which he or she was or is a party or is threatened to be made a party or otherwise becomes involved to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust. Section 2 of Article VII of the Trust’s By-Laws provides that, subject to the exceptions and limitations contained in Section 4 of that Article of the By-Laws, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act.

Paragraph (e) of Section 3 of Article VII of the Trust’s Declaration of Trust and Section 5 of Article VII of the Trust’s By-Laws provide that the Trust’s financial obligations arising from the provided indemnification may be insured by policies maintained by the Trust on behalf of any Covered Person or agent. Section 5 of Article VII provides that The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust. Insurance coverage generally referred to as for “errors and omissions” and for “directors and officers” has been obtained.

Additionally, with respect to indemnification against liability incurred by Registrant's distributor, reference is made to Paragraph 2(b) of the form of Distribution Agreement dated October 31, 2016 between Savos Investments Trust and AssetMark Brokerage™, LLC.

Item 31. Business and Other Connections of Investment Adviser

AssetMark, Inc. (“AssetMark”) is a registered investment adviser. AssetMark is owned and controlled by Huatai Securities Co., Ltd. Information as to the officers and directors of AssetMark is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-56323) and is incorporated herein by reference.

Item 32. Principal Underwriter

(a)AssetMark Brokerage™, LLC (“AssetMark Brokerage”) also serves as distributor for GPS Funds I and GPS Funds II.

(b)The information required by this Item 32 with respect to each director and officer of AssetMark Brokerage™, LLC is incorporated herein by reference to Schedule A of Form BD filed by AssetMark Brokerage™, LLC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-69391).

(c)None.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, and CFTC Regulation 4.23 are maintained at the following offices:

(1)Savos Investments Trust
1655 Grant Street, 10th Floor
Concord, CA 94520

(2)AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520
(records relating to its functions as investment adviser)

(3)U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

(records relating to its functions as administrator, fund accountant and transfer agent)

(4)AssetMark Brokerage™, LLC
1655 Grant Street, 10th Floor
Concord, CA 94520
(records relating to its functions as distributor)

(5)U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
(records relating to its functions as custodian)

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, State of California on January 28, 2022.

SAVOS INVESTMENTS TRUST

By: * Carrie E. Hansen
Carrie E. Hansen
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* Carrie E. Hansen	President & Trustee	January 28, 2022
Carrie E. Hansen

/s/ Patrick R. Young	Treasurer	January 28, 2022
Patrick R. Young

* Dennis G. Schmal	Trustee	January 28, 2022
Dennis G. Schmal

* Paul S. Feinberg	Trustee	January 28, 2022
Paul S. Feinberg

* David M. Dunford	Trustee	January 28, 2022
David M. Dunford

/s/ Patrick R. Young
Patrick R. Young

Executed by Patrick R. Young on behalf of those indicated pursuant to Power of Attorney previously filed and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(g)(3)	Second Amendment to the Amended and Restated Custody Agreement

(h)(3)	Second Amendment to the Amended and Restated Fund Administration Servicing Agreement

(h)(7)	Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement

(h)(10)	Second Amendment to the Amended and Restated Transfer Agent Agreement

(j)(1)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics and Business Conduct for Savos Investments Trust, AssetMark, Inc., AssetMark Trust Company and AssetMark Brokerage™